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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        April 8, 1999


                    CENTRAL BANCORP, INC.
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  (Exact name of registrant as specified in its charter)


   Massachusetts                  0-25251        04-3447594
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(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)


399 Highland Avenue, Somerville, Massachusetts         02144
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(Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code:(617)628-4000
                                                   -------------

                       Not applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
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     On April 8,1999, the Registrant announced that it was
commencing an open-market stock repurchase program to purchase up to 98,350 shares of the Registrant's common stock, which represents approximately 5% of the shares outstanding. For further information, reference is made to the Registrant's press release dated April 8, 1999, which is attached hereto as Exhibit
99, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this
Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

  Exhibit No.       Description
  -----------       -----------

        99          Press Release

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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly author-ized.

                              CENTRAL BANCORP, INC.



Date: April 8, 1999             By: /s/ John D. Doherty
                                    ----------------------------
                                    John D. Doherty
                                    President